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                                                                    Exhibit 23.4



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (No. 333-89977) of The Kroger Co. of our report dated June 27, 2000 relating to the financial statements of Fred Meyer, Inc. 401(k) Savings Plan for Collective Bargaining Unit Employees which appears as an attachment to this Form 10-K.


(PricewaterhouseCoopers LLP)
PricewaterhouseCoopers LLP

Portland, Oregon
June 27, 2000